UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 900 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 278-8930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

On April 29, 2020 (the “Effective Date”), the Board of Directors (the “Board”) of Atara Biotherapeutics, Inc. (the “Company”) appointed, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, Mr. Ron Renaud to fill the vacant Board seat and to serve as a member and the Chair of the Board with an initial term expiring at the Company’s 2022 annual meeting of stockholders.

There are no arrangements or understandings between Mr. Renaud and any other persons pursuant to which he was selected as a director of the Company or as the Chair of the Board. The Board has not appointed Mr. Renaud to any Board committee and he is not currently expected to be named to a Board committee. The Board has determined that Mr. Renaud is independent under the Company’s Corporate Governance Guidelines, applicable U.S. Securities and Exchange Commission (the “SEC”) requirements and Nasdaq listing standards. There is no transaction involving Mr. Renaud that requires disclosure under Item 404(a) of Regulation S-K.

As of the Effective Date, Mr. Renaud will participate in the Company’s non-employee director compensation arrangements, which are generally described under the heading “Non-Employee Director Compensation” in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders as filed with the SEC on April 22, 2020. Under these arrangements, Mr. Renaud will receive an annual retainer of $85,000 starting on the Effective Date, with payment pro-rated for any partial period of service. In addition, on the Effective Date, Mr. Renaud received an option to purchase 71,500 shares of the Company’s Common Stock, 1/3rd of which will vest on the first, second and third anniversaries of the grant date, subject to his continuous service as a member of the Board. The Company also entered into its standard form of indemnification agreement with Mr. Renaud.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ Utpal Koppikar
Utpal Koppikar
Chief Financial Officer

Date: April 30, 2020